UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 1, 2004
                Date of Report (Date of earliest event reported)

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
Commission File     Exact Name of Registrant as Specified in Its Charter; State of  IRS Employer
Number              Incorporation; Address of Principal Executive Offices; and      Identification Number
                    Telephone Number

------------------  --------------------------------------------------------------  ----------------------
1-16169             EXELON CORPORATION                                              23-2990190
                    (a Pennsylvania corporation)
                    10 South Dearborn Street--37th Floor
                    P.O. Box 805379
                    Chicago, Illinois 60680-5379
                    (312) 394-7398

333-85496           EXELON GENERATION COMPANY, LLC                                  23-3064219
                    (a Pennsylvania limited liability company)
                    300 Exelon Way
                    Kennett Square, Pennsylvania 19348
                    (610) 765-6900
----------------------------------------------------------------------------------------------------------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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Section 1 - Registrant's Business and Operations
Item 1.01. Entry into a Material Definitive Agreement

On September 29, 2004, Exelon Corporation (Exelon) and Exelon Generation Company, LLC (Generation), announced that Generation had exercised its call option to acquire Reservoir Capital Group's (Reservoir) 50% interest in Sithe Energies, Inc. (Sithe) for $97 million. The announcement also stated that Generation's intent is to fully divest its interest in Sithe and that Generation is actively pursuing opportunities to dispose of Sithe.

On November 1, 2004, Generation entered into an agreement to sell Sithe to Dynegy Inc. for $135 million in cash. Exelon expects that, prior to closing on the sale to Dynegy, it will receive from Sithe approximately $60 million in cash distributions. The sale will enable Exelon to deconsolidate from its balance sheet approximately $836 million of debt associated with the Independence plant. Exelon expects that the sale will not materially impact future earnings.

Sithe's remaining operating assets total approximately 1,350 MWs, including 1,020 MWs in the Independence plant. The sale will not include Sithe International Inc. (Sithe International), which has been sold to a subsidiary of Generation. Sithe International is the entity that indirectly owns a 49.5% interest in the Mexican Business Trusts, which own the TEG projects consisting of two gas-fired plants in Mexico that commenced commercial operations in the second quarter of 2004.

The sale of Sithe to Dynegy is subject to Federal and state regulatory approvals. The parties anticipate closing early in the first quarter 2005.

                                      *****

This combined Form 8-K is being filed separately by Exelon and Generation (Registrants). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those factors discussed herein, as well as the items discussed in (a) the Registrants' 2003 Annual Report on Form 10-K--ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations--Business Outlook and the Challenges in Managing Our Business for each of Exelon, Commonwealth Edison Company (ComEd), PECO Energy Company (PECO) and Generation, (b) the Registrants' 2003 Annual Report on Form 10-K--ITEM 8. Financial Statements and Supplementary Data: Exelon--Note 19, ComEd--Note 15, PECO--Note 14 and Generation--Note 13 and (c) other factors discussed in filings with the United States Securities and Exchange Commission (SEC) by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                            EXELON CORPORATION
                            EXELON GENERATION COMPANY, LLC

                            /s/ Robert S. Shapard
                            -------------------------------------
                            Robert S. Shapard
                            Executive Vice President and Chief Financial Officer Exelon Corporation


November 2, 2004


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